Exhibit 99.2

Recast Shipment Volume and Financial Information

2016 vs. 2015

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Key Terms, Definitions and Explanatory Notes

General
• “PMI” refers to Philip Morris International Inc. and its subsidiaries. Trademarks and service marks that are the registered property of, or licensed by, the subsidiaries of PMI, are italicized.

• The recast 2016 and 2015 shipment volumes in this document reflect PMI’s new geographic segmentation, announced on September 28, 2017, effective January 1, 2018. PMI’s total shipment volumes presented in this document do not differ from previously disclosed results.

• The recast 2016 and 2015 financial information in this document reflect U.S. GAAP changes, effective January 1, 2018, in revenue recognition – excise taxes, pension and other employee benefit cost presentation, and the change of performance measure from Operating Companies Income (defined below) to Operating Income, as well as PMI's new geographic segmentation mentioned above. The foregoing changes impact only the manner in which the results for PMI's performance were previously reported, and have no material impact on PMI's previously reported consolidated financial position or results of operations.

• Comparisons are made to the same prior-year period unless otherwise stated.

• "Combustible products" is the term PMI uses to refer to cigarettes and OTP, combined.

• "OTP" is defined as other tobacco products, primarily roll-your-own and make-your-own cigarettes, pipe tobacco, cigars and cigarillos, and does not include reduced-risk products.

• "Total shipment volume" is defined as the combined total of cigarette shipment volume and heated tobacco unit shipment volume.

Financial
• Net revenues related to combustible products refer to the operating revenues generated from the sale of these products, net of sales and promotion incentives, and excise taxes.

• The recast financials in this document reflect the change in performance measure from Operating Companies Income, or "OCI," to Operating Income, or “OI.” OCI is defined as operating income, excluding general corporate expenses and the amortization of intangibles, plus equity (income)/loss in unconsolidated subsidiaries, net.

• Prior to 2018, management evaluated business segment performance, and allocated resources, based on OCI. Effective January 1, 2018, management evaluates business segment performance, and allocates resources, based on OI.

• “Adjusted EBITDA” is defined as earnings before interest, taxes, depreciation and amortization, excluding asset impairment and exit costs, and unusual items.

• "Net debt" is defined as total debt, less cash and cash equivalents.

• Management reviews net revenues, OI, OI margins, operating cash flow and earnings per share, or “EPS,” on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, asset impairment and exit costs, tax items and other special items.

• Management reviews these measures because they exclude changes in currency exchange rates and other factors that may distort underlying business trends, thereby improving the comparability of PMI’s business performance between reporting periods. Furthermore, PMI uses several of these measures in its management compensation program to promote internal fairness and a disciplined assessment of performance against company targets. PMI discloses these measures to enable investors to view the business through the eyes of management.

• Non-GAAP measures presented in this document should neither be considered in isolation nor as a substitute for the financial measures prepared in accordance with U.S. GAAP. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are provided in this document.

Reduced-Risk Products
• "Reduced-risk products," or "RRPs," is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. PMI has a range of RRPs in various stages of development, scientific assessment and commercialization. Because PMI's RRPs do not burn tobacco, they produce an aerosol that contains far lower quantities of harmful and potentially harmful constituents than found in cigarette smoke.

• "Heated tobacco units" is the term PMI uses to refer to heated tobacco consumables, which include HEETS, HEETS Marlboro and HEETS FROM MARLBORO, defined collectively as HEETS, as well as Marlboro HeatSticks and Parliament HeatSticks.

• Net revenues related to RRPs represent the sale of heated tobacco units, IQOS devices and related accessories, and other nicotine-containing products, primarily e-vapor products, net of sales and promotion incentives, and excise taxes.

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
New Geographic Segmentation (effective January 1, 2018)

European Union	Eastern Europe	Middle East & Africa	South & Southeast Asia	East Asia & Australia	Latin America & Canada

Andorra	Albania	Algeria	Afghanistan	Australia	Argentina
Austria	Armenia	Bahrain	Bangladesh	Hong Kong	Bolivia
Baltic States	Belarus	Central Africa(1)	Cambodia	Japan	Brazil
Belgium	Bosnia & Herzegovina	Duty Free	East Timor	South Korea	Canada
Bulgaria	Georgia	Eastern Africa(2)	India	Macau	Caribbean(6)
Canary Islands	Israel	Egypt	Indonesia	Malaysia	Chile
Croatia	Kazakhstan	Iraq	Laos	New Zealand	Colombia
Czech Republic	Kosovo	Jordan	Maldives	People's Republic of China	Costa Rica
Denmark	Kyrgyzstan	Kuwait	Nepal	Singapore	Dominican Republic
Finland	Macedonia	Lebanon	Pakistan	South Pacific(5)	Ecuador
France	Moldova	Libya	Philippines	Taiwan	El Salvador
Germany	Mongolia	Morocco	Sri Lanka		Guatemala
Greece	Montenegro	Oman	Thailand		Honduras
Hungary	Russia	Palestine Auth. Area	Vietnam		Mexico
Iceland	Serbia	Qatar			Nicaragua
Italy	Tajikistan	Saudi Arabia			Panama
Luxembourg	Turkmenistan	South Africa			Paraguay
Netherlands	Ukraine	Southern Africa(3)			Peru
Norway	Uzbekistan	Tunisia			Uruguay
Poland		Turkey			Venezuela
Portugal		Turkish Cyprus
Romania		United Arab Emirates (UAE)
Slovak Republic		West Africa(4)
Slovenia		Yemen
Spain
Sweden
Switzerland
United Kingdom

(1) Central Africa includes Angola, Cameroon, Democratic Republic of the Congo, Equatorial Guinea and Gabon
(2) Eastern Africa includes Djibouti, Ethiopia, Kenya, Malawi, Mozambique, Somalia and Tanzania
(3) Southern Africa includes Botswana, Lesotho, Mauritius, Mayotte, Namibia, Reunion and Swaziland
(4) West Africa includes Benin, Burkina Faso, Cape Verde, The Gambia, Guinea, Ivory Coast, Liberia, Mali, Mauritania, Niger, Nigeria, Senegal, Sierra Leone and Togo
(5) South Pacific includes Christmas Islands, French Polynesia, Marshall Islands, Nauru, New Caledonia, Palau, Papua New Guinea, Tonga, Vanuatu and other South Pacific islands
(6) Caribbean includes Aruba, Bahamas, Bermuda, Bonaire, Cayman Islands, Curacao, Guadeloupe, Martinique, St. Barth's, St. Maarten, St. Martin and other Caribbean markets

														Schedule 1
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Shipment Volume by Product Category
(million units) / (unaudited)

	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Full Year Ended December 31
	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change
Cigarettes
European Union	45,993	44,810	2.6%	50,399	50,798	(0.8)%	52,001	51,771	0.4%	45,193	47,210	(4.3)%	193,586	194,589	(0.5)%
Eastern Europe	28,810	29,495	(2.3)%	33,638	35,760	(5.9)%	34,230	36,663	(6.6)%	32,778	30,559	7.3%	129,456	132,477	(2.3)%
Middle East & Africa	34,316	33,137	3.6%	34,694	35,430	(2.1)%	37,942	39,655	(4.3)%	34,985	38,712	(9.6)%	141,937	146,934	(3.4)%
South & Southeast Asia	46,312	51,754	(10.5)%	50,404	54,164	(6.9)%	43,180	48,604	(11.2)%	45,383	50,887	(10.8)%	185,279	205,409	(9.8)%
East Asia & Australia	18,910	18,371	2.9%	18,895	21,092	(10.4)%	18,513	19,182	(3.5)%	18,432	17,296	6.6%	74,750	75,941	(1.6)%
Latin America & Canada	21,700	21,190	2.4%	21,259	22,589	(5.9)%	21,185	23,036	(8.0)%	23,794	25,105	(5.2)%	87,938	91,920	(4.3)%
Total PMI	196,041	198,757	(1.4)%	209,289	219,833	(4.8)%	207,051	218,911	(5.4)%	200,565	209,769	(4.4)%	812,946	847,270	(4.1)%

Heated Tobacco Units
European Union	16	1	+100.0%	31	3	+100.0%	56	6	+100.0%	121	14	+100.0%	224	24	+100.0%
Eastern Europe	2	—	—	7	—	—	18	—	—	37	2	+100.0%	64	2	+100.0%
Middle East & Africa	—	—	—	1	—	—	9	—	—	26	—	—	36	—	—
South & Southeast Asia	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
East Asia & Australia	435	3	+100.0%	1,118	49	+100.0%	2,005	272	+100.0%	3,512	46	+100.0%	7,070	370	+100.0%
Latin America & Canada	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total PMI	453	4	+100.0%	1,157	52	+100.0%	2,088	278	+100.0%	3,696	62	+100.0%	7,394	396	+100.0%

Cigarettes and Heated Tobacco Units
European Union	46,009	44,811	2.7%	50,430	50,801	(0.7)%	52,057	51,777	0.5%	45,314	47,224	(4.0)%	193,810	194,613	(0.4)%
Eastern Europe	28,812	29,495	(2.3)%	33,645	35,760	(5.9)%	34,248	36,663	(6.6)%	32,815	30,561	7.4%	129,520	132,479	(2.2)%
Middle East & Africa	34,316	33,137	3.6%	34,695	35,430	(2.1)%	37,951	39,655	(4.3)%	35,011	38,712	(9.6)%	141,973	146,934	(3.4)%
South & Southeast Asia	46,312	51,754	(10.5)%	50,404	54,164	(6.9)%	43,180	48,604	(11.2)%	45,383	50,887	(10.8)%	185,279	205,409	(9.8)%
East Asia & Australia	19,345	18,374	5.3%	20,013	21,141	(5.3)%	20,518	19,454	5.5%	21,944	17,342	26.5%	81,820	76,311	7.2%
Latin America & Canada	21,700	21,190	2.4%	21,259	22,589	(5.9)%	21,185	23,036	(8.0)%	23,794	25,105	(5.2)%	87,938	91,920	(4.3)%
Total PMI	196,494	198,761	(1.1)%	210,446	219,885	(4.3)%	209,139	219,189	(4.6)%	204,261	209,831	(2.7)%	820,340	847,666	(3.2)%

														Schedule 2 (1/3)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
PMI Shipment Volume by Brand
(million units) / (unaudited)

	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Full Year Ended December 31
	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change

European Union
Marlboro	22,700	21,904	3.6%	24,939	25,003	(0.3)%	25,943	25,463	1.9%	22,663	23,219	(2.4)%	96,245	95,588	0.7%
L&M	8,188	7,833	4.5%	8,986	9,054	(0.7)%	9,454	9,570	(1.2)%	8,063	8,553	(5.7)%	34,691	35,010	(0.9)%
Chesterfield	7,148	6,506	9.9%	7,907	7,151	10.6%	8,055	7,432	8.4%	7,029	7,189	(2.2)%	30,140	28,278	6.6%
Philip Morris	4,054	2,424	67.2%	4,238	3,689	14.9%	4,330	4,101	5.6%	3,668	3,990	(8.1)%	16,290	14,205	14.7%
Others	3,903	6,143	(36.5)%	4,329	5,901	(26.6)%	4,219	5,205	(18.9)%	3,770	4,259	(11.5)%	16,220	21,508	(24.6)%
Total Cigarettes	45,993	44,810	2.6%	50,399	50,798	(0.8)%	52,001	51,771	0.4%	45,193	47,210	(4.3)%	193,586	194,589	(0.5)%
Heated Tobacco Units	16	1	+100.0%	31	3	+100.0%	56	6	+100.0%	121	14	+100.0%	224	24	+100.0%
Total European Union	46,009	44,811	2.7%	50,430	50,801	(0.7)%	52,057	51,777	0.5%	45,314	47,224	(4.0)%	193,810	194,613	(0.4)%

Eastern Europe
Marlboro	2,926	3,094	(5.4)%	3,542	3,587	(1.2)%	3,966	3,903	1.6%	3,677	3,457	6.4%	14,111	14,041	0.5%
L&M	3,701	3,348	10.5%	4,393	3,872	13.4%	4,298	3,777	13.8%	4,056	3,250	24.8%	16,447	14,247	15.4%
Bond Street	8,919	8,311	7.3%	10,521	10,802	(2.6)%	10,929	11,144	(1.9)%	10,993	9,604	14.5%	41,361	39,861	3.8%
Parliament	3,788	3,855	(1.7)%	4,494	4,560	(1.4)%	4,588	4,625	(0.8)%	4,479	4,153	7.8%	17,349	17,193	0.9%
Philip Morris	173	136	27.0%	192	193	(0.4)%	255	241	5.6%	1,152	163	+100.0%	1,772	733	+100.0%
Others	9,303	10,751	(13.5)%	10,496	12,746	(17.7)%	10,194	12,973	(21.4)%	8,421	9,932	(15.2)%	38,416	46,402	(17.2)%
Total Cigarettes	28,810	29,495	(2.3)%	33,638	35,760	(5.9)%	34,230	36,663	(6.6)%	32,778	30,559	7.3%	129,456	132,477	(2.3)%
Heated Tobacco Units	2	—	—	7	—	—	18	—	—	37	2	+100.0%	64	2	+100.0%
Total Eastern Europe	28,812	29,495	(2.3)%	33,645	35,760	(5.9)%	34,248	36,663	(6.6)%	32,815	30,561	7.4%	129,520	132,479	(2.2)%

														Schedule 2 (2/3)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
PMI Shipment Volume by Brand
(million units) / (unaudited)

	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Full Year Ended December 31
	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change

Middle East & Africa
Marlboro	14,606	16,114	(9.4)%	13,849	16,046	(13.7)%	16,116	17,583	(8.3)%	15,137	16,885	(10.4)%	59,707	66,628	(10.4)%
L&M	9,164	8,495	7.9%	8,767	8,848	(0.9)%	9,188	9,891	(7.1)%	8,617	9,737	(11.5)%	35,736	36,971	(3.3)%
Bond Street	331	242	36.6%	381	343	10.9%	230	283	(19.0)%	250	371	(32.6)%	1,191	1,240	(3.9)%
Parliament	3,514	3,395	3.5%	4,443	4,061	9.4%	4,673	4,612	1.3%	3,960	4,327	(8.5)%	16,590	16,395	1.2%
Philip Morris	58	53	10.0%	56	46	23.0%	89	62	43.1%	83	61	36.2%	287	222	29.2%
Others	6,643	4,838	37.3%	7,198	6,086	18.3%	7,646	7,224	5.8%	6,938	7,331	(5.4)%	28,426	25,478	11.6%
Total Cigarettes	34,316	33,137	3.6%	34,694	35,430	(2.1)%	37,942	39,655	(4.3)%	34,985	38,712	(9.6)%	141,937	146,934	(3.4)%
Heated Tobacco Units	—	—	—	1	—	—	9	—	—	26	—	—	36	—	—
Total Middle East & Africa	34,316	33,137	3.6%	34,695	35,430	(2.1)%	37,951	39,655	(4.3)%	35,011	38,712	(9.6)%	141,973	146,934	(3.4)%

South & Southeast Asia
Marlboro	10,359	9,563	8.3%	11,426	9,690	17.9%	10,700	9,729	10.0%	10,798	10,921	(1.1)%	43,284	39,902	8.5%
Lark	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Parliament	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Others	35,953	42,191	(14.8)%	38,978	44,474	(12.4)%	32,480	38,875	(16.5)%	34,585	39,966	(13.5)%	141,995	165,507	(14.2)%
Total Cigarettes	46,312	51,754	(10.5)%	50,404	54,164	(6.9)%	43,180	48,604	(11.2)%	45,383	50,887	(10.8)%	185,279	205,409	(9.8)%
Heated Tobacco Units	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total South & Southeast Asia	46,312	51,754	(10.5)%	50,404	54,164	(6.9)%	43,180	48,604	(11.2)%	45,383	50,887	(10.8)%	185,279	205,409	(9.8)%

														Schedule 2 (3/3)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
PMI Shipment Volume by Brand
(million units) / (unaudited)

	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Full Year Ended December 31
	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change

East Asia & Australia
Marlboro	8,514	8,391	1.5%	8,011	9,216	(13.1)%	8,267	8,609	(4.0)%	8,388	7,381	13.7%	33,180	33,596	(1.2)%
Lark	4,302	4,557	(5.6)%	4,845	5,672	(14.6)%	4,274	4,317	(1.0)%	4,178	3,747	11.5%	17,600	18,293	(3.8)%
Parliament	2,410	1,876	28.5%	2,580	2,443	5.6%	2,545	2,577	(1.3)%	2,608	2,538	2.7%	10,142	9,434	7.5%
Others	3,684	3,547	3.9%	3,459	3,761	(8.0)%	3,427	3,679	(6.8)%	3,258	3,630	(10.2)%	13,828	14,618	(5.4)%
Total Cigarettes	18,910	18,371	2.9%	18,895	21,092	(10.4)%	18,513	19,182	(3.5)%	18,432	17,296	6.6%	74,750	75,941	(1.6)%
Heated Tobacco Units	435	3	+100.0%	1,118	49	+100.0%	2,005	272	+100.0%	3,512	46	+100.0%	7,070	370	+100.0%
Total East Asia & Australia	19,345	18,374	5.3%	20,013	21,141	(5.3)%	20,518	19,454	5.5%	21,944	17,342	26.5%	81,820	76,311	7.2%

Latin America & Canada
Marlboro	8,880	8,182	8.5%	8,336	8,780	(5.1)%	8,345	8,897	(6.2)%	9,632	9,967	(3.4)%	35,194	35,827	(1.8)%
Philip Morris	4,631	4,815	(3.8)%	4,126	4,596	(10.2)%	3,793	4,708	(19.4)%	3,912	5,322	(26.5)%	16,463	19,443	(15.3)%
Chesterfield	171	132	29.8%	223	164	36.0%	667	168	+100.0%	1,565	189	+100.0%	2,626	653	+100.0%
Others	8,018	8,061	(0.5)%	8,574	9,049	(5.2)%	8,380	9,263	(9.5)%	8,685	9,627	(9.8)%	33,655	35,997	(6.5)%
Total Cigarettes	21,700	21,190	2.4%	21,259	22,589	(5.9)%	21,185	23,036	(8.0)%	23,794	25,105	(5.2)%	87,938	91,920	(4.3)%
Heated Tobacco Units	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Latin America & Canada	21,700	21,190	2.4%	21,259	22,589	(5.9)%	21,185	23,036	(8.0)%	23,794	25,105	(5.2)%	87,938	91,920	(4.3)%

									Schedule 3
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Diluted Earnings Per Share (EPS)
(Unaudited)

	Quarters Ended		Quarters Ended		Quarters Ended		Quarters Ended		Full Year Ended
Diluted Earnings Per Share	March 31		June 30		September 30		December 31		December 31
2016 Diluted Earnings Per Share (1)		$ 0.98		$ 1.15		$ 1.25		$ 1.10		$ 4.48
2015 Diluted Earnings Per Share (1)		$ 1.16		$ 1.21		$ 1.25		$ 0.80		$ 4.42
Change		$ (0.18)		$ (0.06)		—		$ 0.30		$ 0.06
% Change	(15.5)%		(5.0)%		—		37.5%		1.4%

Reconciliation:
2015 Diluted Earnings Per Share (1)		$ 1.16		$ 1.21		$ 1.25		$ 0.80		$ 4.42
2015 Asset impairment and exit costs		—		—		—		0.03		0.03
2015 Tax items		—		—		(0.01)		(0.02)		(0.03)
2016 Asset impairment and exit costs		—		—		—		—		—
2016 Tax items		—		—		—		—		—
Currency		(0.19)		(0.08)		(0.04)		(0.13)		(0.46)
Interest		0.01		0.02		0.01		0.01		0.05
Change in tax rate		0.03		—		0.01		(0.02)		0.03
Operations (2)		(0.03)		—		0.03		0.43		0.44
2016 Diluted Earnings Per Share (1)		$ 0.98		$ 1.15		$ 1.25		$ 1.10		$ 4.48

(1) Basic and diluted EPS were calculated using the following (in millions):

	Quarters Ended		Quarters Ended		Quarters Ended		Quarters Ended		Full Year Ended
	March 31		June 30		September 30		December 31		December 31
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
Net Earnings attributable to PMI	$ 1,530	$ 1,795	$ 1,788	$ 1,887	$ 1,938	$ 1,942	$ 1,711	$ 1,249	$ 6,967	$ 6,873
Less distributed and undistributed earnings attributable to share-based payment awards	5	7	5	6	5	7	5	4	19	24
Net Earnings for basic and diluted EPS	$ 1,525	$ 1,788	$ 1,783	$ 1,881	$ 1,933	$ 1,935	$ 1,706	$ 1,245	$ 6,948	$ 6,849

Weighted-average shares for basic EPS	1,550	1,548	1,551	1,549	1,551	1,549	1,552	1,549	1,551	1,549
Plus Contingently Issuable Performance Stock Units	—	—	—	—	—	—	—	—	—	—
Weighted-average shares for diluted EPS	1,550	1,548	1,551	1,549	1,551	1,549	1,552	1,549	1,551	1,549

(2) Includes the impact of shares outstanding and share-based payments

														Schedule 4
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency, and Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency
(Unaudited)

	Quarters Ended			Quarters Ended			Quarters Ended			Quarters Ended			Full Year Ended
	March 31			June 30			September 30			December 31			December 31
	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change
Reported Diluted EPS	$ 0.98	$ 1.16	(15.5)%	$ 1.15	$ 1.21	(5.0)%	$ 1.25	$ 1.25	—	$ 1.10	$ 0.80	37.5%	$ 4.48	$ 4.42	1.4%
Currency	(0.19)			(0.08)			(0.04)			(0.13)			(0.46)
Reported Diluted EPS, excluding Currency	$ 1.17	$ 1.16	0.9%	$ 1.23	$ 1.21	1.7%	$ 1.29	$ 1.25	3.2%	$ 1.23	$ 0.80	53.8%	$ 4.94	$ 4.42	11.8%

	Quarters Ended			Quarters Ended			Quarters Ended			Quarters Ended			Full Year Ended
	March 31			June 30			September 30			December 31			December 31
	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change
Reported Diluted EPS	$ 0.98	$ 1.16	(15.5)%	$ 1.15	$ 1.21	(5.0)%	$ 1.25	$ 1.25	—	$ 1.10	$ 0.80	37.5%	$ 4.48	$ 4.42	1.4%
Asset impairment and exit costs	—	—		—	—		—	—		—	0.03		—	0.03
Tax items	—	—		—	—		—	(0.01)		—	(0.02)		—	(0.03)
Adjusted Diluted EPS	$ 0.98	$ 1.16	(15.5)%	$ 1.15	$ 1.21	(5.0)%	$ 1.25	$ 1.24	0.8%	$ 1.10	$ 0.81	35.8%	$ 4.48	$ 4.42	1.4%
Currency	(0.19)			(0.08)			(0.04)			(0.13)			(0.46)
Adjusted Diluted EPS, excluding Currency	$ 1.17	$ 1.16	0.9%	$ 1.23	$ 1.21	1.7%	$ 1.29	$ 1.24	4.0%	$ 1.23	$ 0.81	51.9%	$ 4.94	$ 4.42	11.8%

								Schedule 5a (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions		Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2016					Quarters Ended March 31	2015	% Change
$ 1,863	$ (155)	$ 2,018	$ —	$ 2,018	European Union	$ 1,951	(4.5)%	3.4%	3.4%
491	(109)	600	—	600	Eastern Europe	600	(18.2)%	—	—
1,111	(94)	1,205	—	1,205	Middle East & Africa	1,184	(6.2)%	1.8%	1.8%
1,058	(94)	1,152	—	1,152	South & Southeast Asia	1,093	(3.2)%	5.4%	5.4%
910	(56)	966	—	966	East Asia & Australia	1,062	(14.3)%	(9.0)%	(9.0)%
650	(183)	833	—	833	Latin America & Canada	726	(10.5)%	14.7%	14.7%
$ 6,083	$ (691)	$ 6,774	—	$ 6,774	Total PMI	$ 6,616	(8.1)%	2.4%	2.4%

2016					Quarters Ended June 30	2015	% Change
$ 2,155	$ 39	$ 2,116	$ —	$ 2,116	European Union	$ 2,060	4.6%	2.7%	2.7%
616	(128)	744	—	744	Eastern Europe	737	(16.4)%	0.9%	0.9%
1,048	(43)	1,091	—	1,091	Middle East & Africa	1,110	(5.6)%	(1.7)%	(1.7)%
1,129	(29)	1,158	—	1,158	South & Southeast Asia	1,072	5.3%	8.0%	8.0%
1,004	(6)	1,010	—	1,010	East Asia & Australia	1,073	(6.4)%	(5.9)%	(5.9)%
697	(136)	833	—	833	Latin America & Canada	807	(13.6)%	3.2%	3.2%
$ 6,649	$ (303)	$ 6,952	—	$ 6,952	Total PMI	$ 6,859	(3.1)%	1.4%	1.4%

Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 5a (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions		Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2016					Quarters Ended September 30	2015	% Change
$ 2,200	$ (6)	$ 2,206	$ —	$ 2,206	European Union	$ 2,123	3.6%	3.9%	3.9%
687	(95)	782	—	782	Eastern Europe	788	(12.8)%	(0.8)%	(0.8)%
1,249	(46)	1,295	—	1,295	Middle East & Africa	1,228	1.7%	5.5%	5.5%
1,015	5	1,010	—	1,010	South & Southeast Asia	1,004	1.1%	0.6%	0.6%
1,121	54	1,067	—	1,067	East Asia & Australia	980	14.4%	8.9%	8.9%
710	(108)	818	—	818	Latin America & Canada	804	(11.7)%	1.7%	1.7%
$ 6,982	$ (196)	$ 7,178	—	$ 7,178	Total PMI	$ 6,927	0.8%	3.6%	3.6%

2016					Quarters Ended December 31	2015	% Change
$ 1,944	$ (25)	$ 1,969	$ —	$ 1,969	European Union	$ 1,934	0.5%	1.8%	1.8%
690	(8)	698	—	698	Eastern Europe	610	13.1%	14.4%	14.4%
1,108	(77)	1,185	—	1,185	Middle East & Africa	1,107	0.1%	7.0%	7.0%
1,194	47	1,147	—	1,147	South & Southeast Asia	1,119	6.7%	2.5%	2.5%
1,250	71	1,179	—	1,179	East Asia & Australia	800	56.3%	47.4%	47.4%
785	(98)	883	—	883	Latin America & Canada	822	(4.5)%	7.4%	7.4%
$ 6,971	$ (90)	$ 7,061	—	$ 7,061	Total PMI	$ 6,392	9.1%	10.5%	10.5%

Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 5b
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Full Year Ended December 31	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2016					Combustible Products	2015	% Change
$ 8,105	$ (143)	$ 8,248	$ —	$ 8,248	European Union	$ 8,039	0.8%	2.6%	2.6%
2,478	(340)	2,818	—	2,818	Eastern Europe	2,735	(9.4)%	3.0%	3.0%
4,513	(261)	4,773	—	4,773	Middle East & Africa	4,629	(2.5)%	3.1%	3.1%
4,396	(71)	4,467	—	4,467	South & Southeast Asia	4,288	2.5%	4.2%	4.2%
3,619	(6)	3,625	—	3,625	East Asia & Australia	3,880	(6.7)%	(6.6)%	(6.6)%
2,841	(525)	3,366	—	3,366	Latin America & Canada	3,159	(10.1)%	6.5%	6.5%
$ 25,952	$ (1,347)	$ 27,299	—	$ 27,299	Total Combustible	$ 26,730	(2.9)%	2.1%	2.1%

2016					Reduced-Risk Products	2015	% Change
$ 57	$ (2)	$ 60	$ —	$ 60	European Union	$ 29	96.4%	+100%	+100%
6	—	6	—	6	Eastern Europe	—	—	—	—
4	1	3	—	3	Middle East & Africa	—	—	—	—
—	—	—	—	—	South & Southeast Asia	—	—	—	—
666	70	597	—	597	East Asia & Australia	35	+100%	+100%	+100%
1	—	1	—	1	Latin America & Canada	—	—	—	—
$ 733	$ 67	$ 666	—	$ 666	Total RRPs	$ 64	+100%	+100%	+100%

2016					Total	2015	% Change
$ 8,162	$ (147)	$ 8,309	$ —	$ 8,309	European Union	$ 8,068	1.2%	3.0%	3.0%
2,484	(340)	2,824	—	2,824	Eastern Europe	2,735	(9.2)%	3.3%	3.3%
4,516	(260)	4,776	—	4,776	Middle East & Africa	4,629	(2.4)%	3.2%	3.2%
4,396	(71)	4,467	—	4,467	South & Southeast Asia	4,288	2.5%	4.2%	4.2%
4,285	63	4,222	—	4,222	East Asia & Australia	3,915	9.5%	7.8%	7.8%
2,842	(525)	3,367	—	3,367	Latin America & Canada	3,159	(10.0)%	6.6%	6.6%
$ 26,685	$ (1,280)	$ 27,965	—	$ 27,965	Total PMI	$ 26,794	(0.4)%	4.4%	4.4%

Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 6 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments of Operating Income for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Currency	Operating Income excluding Currency	Acquisitions	Operating Income excluding Currency & Acquisitions		Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2016					Quarters Ended March 31	2015	% Change
$ 885	$ (55)	$ 940	$ —	$ 940	European Union	$ 915	(3.3)%	2.7%	2.7%
137	(80)	217	—	217	Eastern Europe	223	(38.6)%	(2.7)%	(2.7)%
476	(92)	568	—	568	Middle East & Africa	609	(21.8)%	(6.7)%	(6.7)%
375	(52)	427	—	427	South & Southeast Asia	371	1.1%	15.1%	15.1%
393	(10)	403	—	403	East Asia & Australia	555	(29.2)%	(27.4)%	(27.4)%
230	(89)	319	—	319	Latin America & Canada	230	—	38.7%	38.7%
$ 2,496	$ (378)	$ 2,874	—	$ 2,874	Total PMI	$ 2,903	(14.0)%	(1.0)%	(1.0)%

2016					Quarters Ended June 30	2015	% Change
$ 1,053	$ 32	$ 1,021	$ —	$ 1,021	European Union	$ 994	5.9%	2.7%	2.7%
223	(101)	324	—	324	Eastern Europe	287	(22.3)%	12.9%	12.9%
531	(41)	572	—	572	Middle East & Africa	530	0.2%	7.9%	7.9%
351	(13)	364	—	364	South & Southeast Asia	258	36.0%	41.1%	41.1%
394	7	387	—	387	East Asia & Australia	527	(25.2)%	(26.6)%	(26.6)%
222	(77)	299	—	299	Latin America & Canada	324	(31.5)%	(7.7)%	(7.7)%
$ 2,774	$ (193)	$ 2,967	—	$ 2,967	Total PMI	$ 2,920	(5.0)%	1.6%	1.6%

2016					Quarters Ended September 30	2015	% Change
$ 1,100	$ 31	$ 1,069	$ —	$ 1,069	European Union	$ 1,036	6.2%	3.2%	3.2%
256	(88)	344	—	344	Eastern Europe	369	(30.6)%	(6.8)%	(6.8)%
663	(36)	699	—	699	Middle East & Africa	602	10.1%	16.1%	16.1%
329	26	303	—	303	South & Southeast Asia	285	15.4%	6.3%	6.3%
423	31	392	—	392	East Asia & Australia	403	5.0%	(2.7)%	(2.7)%
225	(53)	278	—	278	Latin America & Canada	296	(24.0)%	(6.1)%	(6.1)%
$ 2,996	$ (89)	$ 3,085	—	$ 3,085	Total PMI	$ 2,991	0.2%	3.1%	3.1%

								Schedule 6 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments of Operating Income for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Currency	Operating Income excluding Currency	Acquisitions	Operating Income excluding Currency & Acquisitions		Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2016					Quarters Ended December 31	2015	% Change
$ 882	$ 28	$ 854	$ —	$ 854	European Union	$ 585	50.8%	46.0%	46.0%
274	(26)	300	—	300	Eastern Europe	194	41.2%	54.6%	54.6%
320	(364)	684	—	684	Middle East & Africa	464	(31.0)%	47.4%	47.4%
419	29	390	—	390	South & Southeast Asia	272	54.0%	43.4%	43.4%
481	34	447	—	447	East Asia & Australia	181	+100%	+100%	+100%
261	(61)	322	—	322	Latin America & Canada	235	11.1%	37.0%	37.0%
$ 2,637	$ (360)	$ 2,997	—	$ 2,997	Total PMI	$ 1,931	36.6%	55.2%	55.2%

2016					Full Year Ended December 31	2015	% Change
$ 3,920	$ 36	$ 3,884	$ —	$ 3,884	European Union	$ 3,530	11.0%	10.0%	10.0%
890	(295)	1,185	—	1,185	Eastern Europe	1,073	(17.1)%	10.4%	10.4%
1,990	(533)	2,523	—	2,523	Middle East & Africa	2,205	(9.8)%	14.4%	14.4%
1,474	(10)	1,484	—	1,484	South & Southeast Asia	1,186	24.3%	25.1%	25.1%
1,691	62	1,629	—	1,629	East Asia & Australia	1,666	1.5%	(2.2)%	(2.2)%
938	(280)	1,218	—	1,218	Latin America & Canada	1,085	(13.5)%	12.3%	12.3%
$ 10,903	$ (1,020)	$ 11,923	—	$ 11,923	Total PMI	$ 10,745	1.5%	11.0%	11.0%

									Schedule 7
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Net Revenues and Operating Income: Price and Volume/Mix Variances
($ in millions) / (Unaudited)

	2016 vs. 2015
	Quarters Ended March 31		Quarters Ended June 30		Quarters Ended September 30		Quarters Ended December 31		Full Year Ended December 31
	Price	Volume/Mix	Price	Volume/Mix	Price	Volume/Mix	Price	Volume/Mix	Price	Volume/Mix
Net Revenues
European Union	$ 73	$ (6)	$ 106	$ (50)	$ 93	$ (10)	$ 118	$ (83)	$ 390	$ (149)
Eastern Europe	33	(33)	67	(60)	48	(54)	27	61	175	(86)
Middle East & Africa	78	(57)	44	(63)	132	(65)	155	(77)	409	(262)
South & Southeast Asia	147	(88)	96	(10)	91	(85)	134	(106)	468	(289)
East Asia & Australia	(138)	42	(43)	(20)	4	83	44	335	(133)	440
Latin America & Canada	79	28	74	(48)	72	(58)	87	(26)	312	(104)
Total PMI	$ 272	$ (114)	$ 344	$ (251)	$ 440	$ (189)	$ 565	$ 104	$ 1,621	$ (450)

Operating Income
European Union	$ 73	$ (12)	$ 106	$ (53)	$ 93	$ (19)	$ 118	$ (84)	$ 390	$ (168)
Eastern Europe	33	(33)	67	(50)	48	(52)	27	35	175	(100)
Middle East & Africa	78	(73)	44	(56)	132	(53)	155	(51)	409	(233)
South & Southeast Asia	147	(55)	96	(2)	91	(58)	134	(79)	468	(194)
East Asia & Australia	(138)	(33)	(43)	(113)	4	23	44	211	(133)	88
Latin America & Canada	79	23	74	(39)	72	(50)	87	(19)	312	(85)
Total PMI	$ 272	$ (183)	$ 344	$ (313)	$ 440	$ (209)	$ 565	$ 13	$ 1,621	$ (692)

												Schedule 8 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Asset Impairment & Exit Costs	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acquisitions	Adjusted Operating Income excluding Currency & Acquisitions		Operating Income	Asset Impairment & Exit Costs	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2016							Quarters Ended March 31	2015			% Change
$ 885	$ —	$ 885	$ (55)	$ 940	$ —	$ 940	European Union	$ 915	$ —	$ 915	(3.3)%	2.7%	2.7%
137	—	137	(80)	217	—	217	Eastern Europe	223	—	223	(38.6)%	(2.7)%	(2.7)%
476	—	476	(92)	568	—	568	Middle East & Africa	609	—	609	(21.8)%	(6.7)%	(6.7)%
375	—	375	(52)	427	—	427	South & Southeast Asia	371	—	371	1.1%	15.1%	15.1%
393	—	393	(10)	403	—	403	East Asia & Australia	555	—	555	(29.2)%	(27.4)%	(27.4)%
230	—	230	(89)	319	—	319	Latin America & Canada	230	—	230	—	38.7%	38.7%
$ 2,496	—	$ 2,496	$ (378)	$ 2,874	—	$ 2,874	Total PMI	$ 2,903	—	$ 2,903	(14.0)%	(1.0)%	(1.0)%

2016							Quarters Ended June 30	2015			% Change
$ 1,053	$ —	$ 1,053	$ 32	$ 1,021	$ —	$ 1,021	European Union	$ 994	$ —	$ 994	5.9%	2.7%	2.7%
223	—	223	(101)	324	—	324	Eastern Europe	287	—	287	(22.3)%	12.9%	12.9%
531	—	531	(41)	572	—	572	Middle East & Africa	530	—	530	0.2%	7.9%	7.9%
351	—	351	(13)	364	—	364	South & Southeast Asia	258	—	258	36.0%	41.1%	41.1%
394	—	394	7	387	—	387	East Asia & Australia	527	—	527	(25.2)%	(26.6)%	(26.6)%
222	—	222	(77)	299	—	299	Latin America & Canada	324	—	324	(31.5)%	(7.7)%	(7.7)%
$ 2,774	—	$ 2,774	$ (193)	$ 2,967	—	$ 2,967	Total PMI	$ 2,920	—	$ 2,920	(5.0)%	1.6%	1.6%

2016							Quarters Ended September 30	2015			% Change
$ 1,100	$ —	$ 1,100	$ 31	$ 1,069	$ —	$ 1,069	European Union	$ 1,036	$ —	$ 1,036	6.2%	3.2%	3.2%
256	—	256	(88)	344	—	344	Eastern Europe	369	—	369	(30.6)%	(6.8)%	(6.8)%
663	—	663	(36)	699	—	699	Middle East & Africa	602	—	602	10.1%	16.1%	16.1%
329	—	329	26	303	—	303	South & Southeast Asia	285	—	285	15.4%	6.3%	6.3%
423	—	423	31	392	—	392	East Asia & Australia	403	—	403	5.0%	(2.7)%	(2.7)%
225	—	225	(53)	278	—	278	Latin America & Canada	296	—	296	(24.0)%	(6.1)%	(6.1)%
$ 2,996	—	$ 2,996	$ (89)	$ 3,085	—	$ 3,085	Total PMI	$ 2,991	—	$ 2,991	0.2%	3.1%	3.1%

												Schedule 8 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Asset Impairment & Exit Costs	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acquisitions	Adjusted Operating Income excluding Currency & Acquisitions		Operating Income	Asset Impairment & Exit Costs	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2016							Quarters Ended December 31	2015			% Change
$ 882	$ —	$ 882	$ 28	$ 854	$ —	$ 854	European Union	$ 585	$ (68)	$ 653	35.1%	30.8%	30.8%
274	—	274	(26)	300	—	300	Eastern Europe	194	—	194	41.2%	54.6%	54.6%
320	—	320	(364)	684	—	684	Middle East & Africa	464	—	464	(31.0)%	47.4%	47.4%
419	—	419	29	390	—	390	South & Southeast Asia	272	—	272	54.0%	43.4%	43.4%
481	—	481	34	447	—	447	East Asia & Australia	181	—	181	+100%	+100%	+100%
261	—	261	(61)	322	—	322	Latin America & Canada	235	—	235	11.1%	37.0%	37.0%
$ 2,637	—	$ 2,637	$ (360)	$ 2,997	—	$ 2,997	Total PMI	$ 1,931	$ (68)	$ 1,999	31.9%	49.9%	49.9%

2016							Full Year Ended December 31	2015			% Change
$ 3,920	$ —	$ 3,920	$ 36	$ 3,884	$ —	$ 3,884	European Union	$ 3,530	$ (68)	$ 3,598	8.9%	7.9%	7.9%
890	—	890	(295)	1,185	—	1,185	Eastern Europe	1,073	—	1,073	(17.1)%	10.4%	10.4%
1,990	—	1,990	(533)	2,523	—	2,523	Middle East & Africa	2,205	—	2,205	(9.8)%	14.4%	14.4%
1,474	—	1,474	(10)	1,484	—	1,484	South & Southeast Asia	1,186	—	1,186	24.3%	25.1%	25.1%
1,691	—	1,691	62	1,629	—	1,629	East Asia & Australia	1,666	—	1,666	1.5%	(2.2)%	(2.2)%
938	—	938	(280)	1,218	—	1,218	Latin America & Canada	1,085	—	1,085	(13.5)%	12.3%	12.3%
$ 10,903	—	$ 10,903	$ (1,020)	$ 11,923	—	$ 11,923	Total PMI	$ 10,745	$ (68)	$ 10,813	0.8%	10.3%	10.3%

														Schedule 9 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Adjusted Operating Income (1)	Net Revenues	Adjusted Operating Income Margin	Adjusted Operating Income excluding Currency (1)	Net Revenues excluding Currency (2)	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income excluding Currency & Acqui- sitions (1)	Net Revenues excluding Currency & Acqui- sitions (2)	Adjusted Operating Income Margin excluding Currency & Acqui- sitions		Adjusted Operating Income (1)	Net Revenues	Adjusted Operating Income Margin	Adjusted Operating Income Margin	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income Margin excluding Currency & Acqui- sitions

2016									Quarters Ended March 31	2015			% Points Change
$ 885	$ 1,863	47.5%	$ 940	$ 2,018	46.6%	$ 940	$ 2,018	46.6%	European Union	$ 915	$ 1,951	46.9%	0.6	(0.3)	(0.3)
137	491	27.9%	217	600	36.2%	217	600	36.2%	Eastern Europe	223	600	37.2%	(9.3)	(1.0)	(1.0)
476	1,111	42.8%	568	1,205	47.1%	568	1,205	47.1%	Middle East & Africa	609	1,184	51.4%	(8.6)	(4.3)	(4.3)
375	1,058	35.4%	427	1,152	37.1%	427	1,152	37.1%	South & Southeast Asia	371	1,093	33.9%	1.5	3.2	3.2
393	910	43.2%	403	966	41.7%	403	966	41.7%	East Asia & Australia	555	1,062	52.3%	(9.1)	(10.6)	(10.6)
230	650	35.4%	319	833	38.3%	319	833	38.3%	Latin America & Canada	230	726	31.7%	3.7	6.6	6.6
$ 2,496	$ 6,083	41.0%	$ 2,874	$ 6,774	42.4%	$ 2,874	$ 6,774	42.4%	Total PMI	$ 2,903	$ 6,616	43.9%	(2.9)	(1.5)	(1.5)

2016									Quarters Ended June 30	2015			% Points Change
$ 1,053	$ 2,155	48.9%	$ 1,021	$ 2,116	48.3%	$ 1,021	$ 2,116	48.3%	European Union	$ 994	$ 2,060	48.3%	0.6	—	—
223	616	36.2%	324	744	43.5%	324	744	43.5%	Eastern Europe	287	737	38.9%	(2.7)	4.6	4.6
531	1,048	50.7%	572	1,091	52.4%	572	1,091	52.4%	Middle East & Africa	530	1,110	47.7%	3.0	4.7	4.7
351	1,129	31.1%	364	1,158	31.4%	364	1,158	31.4%	South & Southeast Asia	258	1,072	24.1%	7.0	7.3	7.3
394	1,004	39.2%	387	1,010	38.3%	387	1,010	38.3%	East Asia & Australia	527	1,073	49.1%	(9.9)	(10.8)	(10.8)
222	697	31.9%	299	833	35.9%	299	833	35.9%	Latin America & Canada	324	807	40.1%	(8.2)	(4.2)	(4.2)
$ 2,774	$ 6,649	41.7%	$ 2,967	$ 6,952	42.7%	$ 2,967	$ 6,952	42.7%	Total PMI	$ 2,920	$ 6,859	42.6%	(0.9)	0.1	0.1

2016									Quarters Ended September 30	2015			% Points Change
$ 1,100	$ 2,200	50.0%	$ 1,069	$ 2,206	48.5%	$ 1,069	$ 2,206	48.5%	European Union	$ 1,036	$ 2,123	48.8%	1.2	(0.3)	(0.3)
256	687	37.3%	344	782	44.0%	344	782	44.0%	Eastern Europe	369	788	46.8%	(9.5)	(2.8)	(2.8)
663	1,249	53.1%	699	1,295	54.0%	699	1,295	54.0%	Middle East & Africa	602	1,228	49.0%	4.1	5.0	5.0
329	1,015	32.4%	303	1,010	30.0%	303	1,010	30.0%	South & Southeast Asia	285	1,004	28.4%	4.0	1.6	1.6
423	1,121	37.7%	392	1,067	36.7%	392	1,067	36.7%	East Asia & Australia	403	980	41.1%	(3.4)	(4.4)	(4.4)
225	710	31.7%	278	818	34.0%	278	818	34.0%	Latin America & Canada	296	804	36.8%	(5.1)	(2.8)	(2.8)
$ 2,996	$ 6,982	42.9%	$ 3,085	$ 7,178	43.0%	$ 3,085	$ 7,178	43.0%	Total PMI	$ 2,991	$ 6,927	43.2%	(0.3)	(0.2)	(0.2)

(1) For the calculation of Adjusted Operating Income, Adjusted Operating Income excluding currency and Adjusted Operating Income excluding currency and acquisitions, refer to Schedule 8
(2) For the calculation of Net Revenues excluding currency and Net Revenues excluding currency and acquisitions, refer to Schedules 5a and 5b

														Schedule 9 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Adjusted Operating Income (1)	Net Revenues	Adjusted Operating Income Margin	Adjusted Operating Income excluding Currency (1)	Net Revenues excluding Currency (2)	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income excluding Currency & Acqui- sitions (1)	Net Revenues excluding Currency & Acqui- sitions (2)	Adjusted Operating Income Margin excluding Currency & Acqui- sitions		Adjusted Operating Income (1)	Net Revenues	Adjusted Operating Income Margin	Adjusted Operating Income Margin	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income Margin excluding Currency & Acqui- sitions

2016									Quarters Ended December 31	2015			% Points Change
$ 882	$ 1,944	45.4%	$ 854	$ 1,969	43.4%	$ 854	$ 1,969	43.4%	European Union	$ 653	$ 1,934	33.8%	11.6	9.6	9.6
274	690	39.7%	300	698	43.0%	300	698	43.0%	Eastern Europe	194	610	31.8%	7.9	11.2	11.2
320	1,108	28.9%	684	1,185	57.7%	684	1,185	57.7%	Middle East & Africa	464	1,107	41.9%	(13.0)	15.8	15.8
419	1,194	35.1%	390	1,147	34.0%	390	1,147	34.0%	South & Southeast Asia	272	1,119	24.3%	10.8	9.7	9.7
481	1,250	38.5%	447	1,179	37.9%	447	1,179	37.9%	East Asia & Australia	181	800	22.6%	15.9	15.3	15.3
261	785	33.2%	322	883	36.5%	322	883	36.5%	Latin America & Canada	235	822	28.6%	4.6	7.9	7.9
$ 2,637	$ 6,971	37.8%	$ 2,997	$ 7,061	42.4%	$ 2,997	$ 7,061	42.4%	Total PMI	$ 1,999	$ 6,392	31.3%	6.5	11.1	11.1

2016									Full Year Ended December 31	2015			% Points Change
$ 3,920	$ 8,162	48.0%	$ 3,884	$ 8,309	46.7%	$ 3,884	$ 8,309	46.7%	European Union	$ 3,598	$ 8,068	44.6%	3.4	2.1	2.1
890	2,484	35.8%	1,185	2,824	42.0%	1,185	2,824	42.0%	Eastern Europe	1,073	2,735	39.2%	(3.4)	2.8	2.8
1,990	4,516	44.1%	2,523	4,776	52.8%	2,523	4,776	52.8%	Middle East & Africa	2,205	4,629	47.6%	(3.5)	5.2	5.2
1,474	4,396	33.5%	1,484	4,467	33.2%	1,484	4,467	33.2%	South & Southeast Asia	1,186	4,288	27.7%	5.8	5.5	5.5
1,691	4,285	39.5%	1,629	4,222	38.6%	1,629	4,222	38.6%	East Asia & Australia	1,666	3,915	42.6%	(3.1)	(4.0)	(4.0)
938	2,842	33.0%	1,218	3,367	36.2%	1,218	3,367	36.2%	Latin America & Canada	1,085	3,159	34.3%	(1.3)	1.9	1.9
$ 10,903	$ 26,685	40.9%	$ 11,923	$ 27,965	42.6%	$ 11,923	$ 27,965	42.6%	Total PMI	$ 10,813	$ 26,794	40.4%	0.5	2.2	2.2

(1) For the calculation of Adjusted Operating Income, Adjusted Operating Income excluding currency and Adjusted Operating Income excluding currency and acquisitions, refer to Schedule 8
(2) For the calculation of Net Revenues excluding currency and Net Revenues excluding currency and acquisitions, refer to Schedules 5a and 5b

														Schedule 10
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Condensed Statements of Earnings
($ in millions, except per share data) / (Unaudited)

	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Full Year Ended December 31
	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change
Revenues Including Excise Taxes	$16,788	$17,352	(3.3)%	$19,041	$18,763	1.5%	$19,935	$19,422	2.6%	$19,189	$18,371	4.5%	$74,953	$73,908	1.4%
Excise taxes on products	10,705	10,736	(0.3)%	12,392	11,904	4.1%	12,953	12,495	3.7%	12,218	11,979	2.0%	48,268	47,114	2.4%
Net Revenues	$ 6,083	$ 6,616	(8.1)%	$ 6,649	$ 6,859	(3.1)%	$ 6,982	$ 6,927	0.8%	$ 6,971	$ 6,392	9.1%	$26,685	$26,794	(0.4)%
Cost of sales	2,096	2,229	(6.0)%	2,364	2,378	(0.6)%	2,432	2,383	2.1%	2,499	2,375	5.2%	9,391	9,365	0.3%
Gross profit	3,987	4,387	(9.1)%	4,285	4,481	(4.4)%	4,550	4,544	0.1%	4,472	4,017	11.3%	17,294	17,429	(0.8)%
Marketing, administration and research costs	1,473	1,462	0.8%	1,492	1,540	(3.1)%	1,535	1,534	0.1%	1,817	1,998	(9.1)%	6,317	6,534	(3.3)%
Asset impairment and exit costs	—	—		—	—		—	—		—	68		—	68
Amortization of intangibles	18	22		19	21		19	19		18	20		74	82
Operating Income	2,496	2,903	(14.0)%	2,774	2,920	(5.0)%	2,996	2,991	0.2%	2,637	1,931	36.6%	10,903	10,745	1.5%
Interest expense, net	247	275	(10.2)%	223	259	(13.9)%	220	247	(10.9)%	201	227	(11.5)%	891	1,008	(11.6)%
Pension and other employee benefit costs	23	32	(28.1)%	21	28	(25.0)%	19	32	(40.6)%	25	30	(16.7)%	88	122	(27.9)%
Earnings before income taxes	2,226	2,596	(14.3)%	2,530	2,633	(3.9)%	2,757	2,712	1.7%	2,411	1,674	44.0%	9,924	9,615	3.2%
Provision for income taxes	630	785	(19.7)%	716	743	(3.6)%	764	748	2.1%	658	412	59.7%	2,768	2,688	3.0%
Equity investments and securities (income)/loss, net	(9)	(23)		(28)	(26)		(35)	(20)		(22)	(36)		(94)	(105)
Net Earnings	1,605	1,834	(12.5)%	1,842	1,916	(3.9)%	2,028	1,984	2.2%	1,775	1,298	36.7%	7,250	7,032	3.1%
Net Earnings attributable to noncontrolling interests	75	39		54	29		90	42		64	49		283	159
Net Earnings attributable to PMI	$ 1,530	$ 1,795	(14.8)%	$ 1,788	$ 1,887	(5.2)%	$ 1,938	$ 1,942	(0.2)%	$ 1,711	$ 1,249	37.0%	$ 6,967	$ 6,873	1.4%

Per share data (1):
Basic Earnings Per Share	$ 0.98	$ 1.16	(15.5)%	$ 1.15	$ 1.21	(5.0)%	$ 1.25	$ 1.25	—	$ 1.10	$ 0.80	37.5%	$ 4.48	$ 4.42	1.4%
Diluted Earnings Per Share	$ 0.98	$ 1.16	(15.5)%	$ 1.15	$ 1.21	(5.0)%	$ 1.25	$ 1.25	—	$ 1.10	$ 0.80	37.5%	$ 4.48	$ 4.42	1.4%

(1) Net Earnings and weighted-average shares used in the basic and diluted Earnings Per Share computations are shown on Schedule 3, Footnote 1.

					Schedule 11
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Condensed Balance Sheets
($ in millions) / (Unaudited)

	March 31,	June 30,	September 30,	December 31,	December 31,
	2016	2016	2016	2016	2015
Assets
Cash and cash equivalents	$ 2,944	$ 3,814	$ 4,884	$ 4,239	$ 3,417
All other current assets	12,984	12,232	11,690	13,369	12,387
Property, plant and equipment, net	5,865	5,931	6,133	6,064	5,721
Goodwill	7,683	7,622	7,646	7,324	7,415
Other intangible assets, net	2,664	2,603	2,578	2,470	2,623
Investments in unconsolidated subsidiaries and equity securities	942	948	986	1,011	890
Other assets	1,539	1,652	1,660	2,374	1,503
Total assets	$ 34,621	$ 34,802	$ 35,577	$ 36,851	$ 33,956

Liabilities and Stockholders' (Deficit) Equity
Short-term borrowings	$ 673	$ 696	$ 710	$ 643	$ 825
Current portion of long-term debt	2,437	1,175	2,417	2,573	2,405
All other current liabilities	10,981	10,801	11,131	13,251	12,156
Long-term debt	26,683	28,098	26,960	25,851	25,250
Deferred income taxes	1,378	1,463	1,376	1,897	1,543
Other long-term liabilities	3,363	3,368	3,300	3,536	3,253
Total liabilities	45,515	45,601	45,894	47,751	45,432

Total PMI stockholders' deficit	(12,753)	(12,556)	(12,142)	(12,688)	(13,244)
Noncontrolling interests	1,859	1,757	1,825	1,788	1,768
Total stockholders' (deficit) equity	(10,894)	(10,799)	(10,317)	(10,900)	(11,476)
Total liabilities and stockholders' (deficit) equity	$ 34,621	$ 34,802	$ 35,577	$ 36,851	$ 33,956

											Schedule 12
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Calculation of Total Debt to Adjusted EBITDA and Net Debt to Adjusted EBITDA Ratios
($ in millions, except ratios) / (Unaudited)

	Year Ended									Year Ended
	March 31, 2016			June 30, 2016			September 30, 2016			December 31,
	April ~ December	January ~ March	12 months	July ~ December	January ~ June	12 months	October ~ December	January ~ September	12 months	2016	2015
	2015	2016	rolling	2015	2016	rolling	2015	2016	rolling
Net Earnings	$ 5,198	$ 1,605	$ 6,803	$ 3,282	$ 3,447	$ 6,729	$ 1,298	$ 5,475	$ 6,773	$ 7,250	$ 7,032
Equity investments and securities (income)/loss, net	(82)	(9)	(91)	(56)	(37)	(93)	(36)	(72)	(108)	(94)	(105)
Provision for Income Taxes	1,903	630	2,533	1,160	1,346	2,506	412	2,110	2,522	2,768	2,688
Interest expense, net	733	247	980	474	470	944	227	690	917	891	1,008
Depreciation and amortization	562	175	737	377	360	737	193	548	741	743	754
Asset impairment and exit costs	68	—	68	68	—	68	68	—	68	—	68
Adjusted EBITDA	$ 8,382	$ 2,648	$ 11,030	$ 5,305	$ 5,586	$ 10,891	$ 2,162	$ 8,751	$ 10,913	$ 11,558	$ 11,445

			March 31,			June 30,			September 30,	December 31,	December 31,
			2016			2016			2016	2016	2015
Short-term borrowings			$ 673			$ 696			$ 710	$ 643	$ 825
Current portion of long-term debt			2,437			1,175			2,417	2,573	2,405
Long-term debt			26,683			28,098			26,960	25,851	25,250
Total Debt			$ 29,793			$ 29,969			$ 30,087	$ 29,067	$ 28,480
Cash and cash equivalents			2,944			3,814			4,884	4,239	3,417
Net Debt			$ 26,849			$ 26,155			$ 25,203	$ 24,828	$ 25,063

Ratios:
Total Debt to Adjusted EBITDA			2.70			2.75			2.76	2.51	2.49
Net Debt to Adjusted EBITDA			2.43			2.40			2.31	2.15	2.19

														Schedule 13
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Cash Flow to Operating Cash Flow, excluding Currency
($ in millions) / (Unaudited)

	Quarters Ended			Quarters Ended			Quarters Ended			Quarters Ended			Full Year Ended
	March 31			June 30			September 30			December 31			December 31
	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change
Net cash provided by operating activities(1)	$ 462	$ (375)	+100%	$ 2,374	$ 3,675	(35.4)%	$ 3,092	$ 2,693	14.8%	$ 2,149	$ 1,872	14.8%	$ 8,077	$ 7,865	2.7%
Currency	751			(612)			(202)			(346)			(409)
Net cash provided by operating activities, excluding currency	$ (289)	$ (375)	22.9%	$ 2,986	$ 3,675	(18.7)%	$ 3,294	$ 2,693	22.3%	$ 2,495	$ 1,872	33.3%	$ 8,486	$ 7,865	7.9%

(1) Operating cash flow